UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2006

Action Products International, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-13118	59-2095427
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1101 N. Keller Road, Suite E

Orlando, Florida 32810

(Address of principal executive office, including zip code)

(407) 481-8007

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 1, 2006, Action Products International, Inc. and Brookstreet Securities Corporation entered into a Warrant Solicitation Agreement which provides that Brookstreet will act on a nonexclusive basis as solicitation agent for Action Products in connection with the exercise of Action Products’ public warrants. The agreement was received by Action Products on August 24, 2006. Action Products will pay Brookstreet a solicitation fee of 10% of the proceeds from the exercise of warrants properly solicited by Brookstreet. The public warrants were distributed on July 20, 2006 by Action Products to its shareholders of record on January 18, 2006.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired: None

(b) Pro Forma Financial Information: None

(c) Exhibits:

Exhibit No.	Description
10.1	Warrant Solicitation Agreement by and between Action Products International, Inc. and Brookstreet Securities Corporation dated August 1, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ACTION PRODUCTS INTERNATIONAL, INC.

By:	/s/ JOHN R. OLIVER
John R. Oliver Chief Financial Officer

Date: August 24, 2006

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